EXHIBIT 99.1

Longevity Health Holdings, Inc. Announces Successful Fundraising Via ATM Sale

Pittsburgh, PA – May 27, 2025 – Longevity Health Holdings, Inc. (Nasdaq: XAGE) (“XAGE,” the “Company,” “we” or “our”), a company dedicated to advancing human longevity and healthy aging through regenerative bio-aesthetics, diagnostics, and nutrition, today announced the successful sale of 479,621 shares of its common stock at an average price of $4.08 per share through its at-the-market (ATM) equity offering facility. Gross proceeds from the ATM sales totaled approximately $1.96 million, prior to deducting fees and expenses.

Assuming no growth beyond the Company’s pro forma consolidated FY24 sales and not factoring in the planned 20/20 merger, this financing extends XAGE’s cash runway into Q1 FY26.

“We are pleased to strengthen our balance sheet further as we move forward with our planned merger with 20/20 and the continued delivery of innovative longevity products to our customers,” said Rajiv Shukla, Chairman and Chief Executive Officer of XAGE. “This successful ATM offering reflects continued investor confidence in our vision and growth strategy.”

About XAGE:

Longevity Health Holdings is focused on longevity and healthy aging, encompassing the latest scientific advances in regenerative bio-aesthetics, diagnostics, and nutrition. Our products are designed to help people look and feel their best at any age. The Company currently offers two regenerative technologies for skin and hair health: Carmell Secretome™ and Elevai Exosomes™. Carmell Secretome™ is a powerful blend of growth factors, proteins, peptides and bio-lipids derived from allogeneic human platelets, the body’s principal cells responsible for healing and regeneration. The Elevai ExosomesTM are derived from human umbilical mesenchymal stem cells, which are known to contain a greater number of proteins than exosomes from non-stem cell sources.

About 20/20:

20/20 BioLabs develops and commercializes innovative laboratory tests for the early detection and the proactive management of chronic disease risk. It offers a multi-cancer early detection blood test available in the U.S., which can be accessed at home or at retail locations. This quarter, 20/20 also expects to introduce a new blood test for monitoring chronic inflammation, which contributes to eight of the ten leading causes of death in America, as well as skin disorders.

Forward-Looking Statements:

This press release contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the launch and commercialization of new products and tests by XAGE and 20/20; the structure, timing and completion of the proposed merger with 20/20 (the “Merger”); expectations regarding the ability of the combined company to meet the Nasdaq initial listing rules; and the future operations and products of the combined company. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, risks related to (i) the risk that the conditions to the closing of the proposed Merger (the “Closing”) are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each company to consummate the proposed Merger; (iii) risks related to XAGE’s ability to maintain its listing on the Nasdaq Capital Market and to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, each company’s stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of XAGE’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the commercialization, development and marketing of its products; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xi) the risk that the concurrent financing is not consummated prior to the Closing; (xii) risks related to the diversion of management’s attention from our ongoing business; (xiii) the risk of unknown liabilities arising after the Merger; (xiv) the ability to recognize anticipated benefits from our commercial products, R&D pipeline, distribution agreements, changes in applicable laws or regulations; (xv) the possibility that we may be adversely affected by other economic, business, and/or competitive factors, and (xvi) other risks and uncertainties, those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by XAGE with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025, and in our other reports filed with the SEC. Most of these factors are outside of XAGE’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving 20/20 and XAGE and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, XAGE has filed a registration statement on Form S-4 (the “Form S-4”) that contains a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement, or for any other document that XAGE may file with the SEC and or send to XAGE’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF XAGE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XAGE, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by XAGE with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by XAGE with the SEC will also be available free of charge on XAGE’s website at www.healthxage.com or by contacting Bryan Cassaday at bcassaday@healthxage.com.

Participants in the Solicitation

XAGE, 20/20, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from XAGE’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of XAGE is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

Contact:

Bryan Cassaday

bcassaday@healthxage.com